THE S&P 500(R)PROTECTED EQUITY FUND, INC.



                       SUPPLEMENT DATED JANUARY 31, 2000
                   TO THE PROSPECTUS DATED NOVEMBER 3, 1999



         In addition to trading on the New York Stock Exchange under the symbol "PEF", the Fund's shares of common stock are also quoted on the Nasdaq National Market ("Nasdaq") under the symbol "PEFX".

         This prospectus may be used by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") in connection with offers and sales related to market-making transactions in the common stock on Nasdaq. Merrill Lynch may act as principal or agent in such transactions. Such sales will be made at prices related to prevailing market prices at the time of sale.

CODE-19073-1199ALL